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                                                                    EXHIBIT 23.1

                             ACCOUNTANTS' CONSENT



The Board of Directors
Vistana, Inc. and Subsidiaries:

We consent to the use of our report dated February 6, 1998 incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement on Form S-3.



/s/ KPMG Peat Marwick LLP



Orlando, Florida
March 26, 1998